Subsequent Events	12 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 23 – SUBSEQUENT EVENTS

The Company implemented a 1-for-12 reverse stock split on its ordinary shares effective Thursday, April 7, 2022, with trading to begin on a split-adjusted basis at the market open on that day. Upon the effectiveness of the reverse stock split, every 12 shares of the Company’s issued and outstanding ordinary shares will automatically be converted into one issued and outstanding ordinary share. No fractional shares will be issued as a result of the reverse stock split. Instead, any fractional shares that would have resulted from the split will be rounded up to the next whole number. The reverse stock split affects all shareholders uniformly and will not alter any shareholder’s percentage interest in the Company’s outstanding ordinary shares, except for adjustments that may result from the treatment of fractional shares.The reverse stock split at a ratio of 1-for-12 shares was approved by the Company’s board of directors and its shareholders. The Company filed a Second Amended and Restated Memorandum and Articles of Association with the Cayman Islands Registrar of Companies.

On April 28, 2022, the compensation committee of our board of directors granted a total of 850,000 restricted stock awards to seven individuals, including three directors and/or executive officers, as follows: (i) 340,000 restricted stock awards to Lei Liu, Chief Executive Officer and Director; (ii) 50,000 restricted stock awards to Ming Zhao, Chief Financial Officer; and (iii) 260,000 restricted stock awards to Li Qi, Director. The remaining 200,000 restricted stock awards were granted to non-executive management employees. All the restricted stock awards were granted under our Amended and Restated 2010 Equity Incentive Plan, as amended. The restricted stock awards vest six months from the grant date.